THIRD AMENDMENT TO AGREEMENT OF SALE

     THIS THIRD AMENDMENT TO AGREEMENT OF SALE (this "Amendment"), is entered into as of the 6th day of January, 1997, by and between LINCOLN PROPERTY COMPANY N.C., INC., a Texas corporation ("Purchaser"), and BGT LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                              W I T N E S S E T H:

     A. Purchaser and Seller have heretofore entered into a certain Agreement of Sale dated December 6, 1996 (as previously amended, the "Agreement") for the purchase and sale of the property commonly known as 1420 Harbor Bay, located in Alameda, California.

     B. Purchaser and Seller now desire to amend the Agreement to change the Closing Date and the Purchase Price.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Purchase Price, as defined in Paragraph 1 of the Agreement is hereby changed to $6,900,000.

     2. The expiration of the Inspection Period (as defined in Paragraph 7.1 of the Agreement) is deemed to have occurred at 2:00 p.m. Chicago time on January 6, 1997. Purchaser has elected to waive its rights to terminate the Agreement puruant to Paragraph 7.1 thereof.

     3. The Closing Date, as defined in Paragraph 8 of the Agreement, shall be changed to January 21, 1997.

     4. The Escrow Agreement is hereby modified to conform with the terms of this Amendment.

     5. Except as specifically modified herein, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

     6. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings given to them in the Agreement.













     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                              PURCHASER:

                              LINCOLN PROPERTY COMPANY N.C., INC.,
                              a Texas corporation


                              By:   /s/ Steve M. Dunn
                                   ------------------------------
                              Name:     Steven M. Dunn
                                   ------------------------------
                              Its:      Director of Aquisitions
                                   ------------------------------


                              SELLER:

                              BGT LIMITED PARTNERSHIP,

                              By:  BGT Partners, Inc., an Illinois
                                   corporation, its general partner


                              By:   /s/ James E. Mendelson
                                   ---------------------------
                              Name:     James E. Mendelson
                                   ---------------------------
                              Its:      Authorized Rep.
                                   ---------------------------